General Motors Company CY 2012 Results February 14, 2013 Exhibit 99.2

Forward Looking Statements In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned,” “outlook” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our suppliers’ ability to deliver parts, systems and components at such times to allow us to meet production schedules; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; our ability to successfully integrate Ally Financial’s international operations; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly Europe; and our ability to continue to attract new customers, particularly for our new products. GM's most recent annual report on Form 10-K provides information about these and other factors, which we may revise or supplement in future reports to the SEC. 1

2012 CY Performance 2 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis * See Adjusted Automotive Free Cash Flow reconciliation in Supplemental Financial Information slide S6 CY ‘11 CY ‘12 vs. CY ‘11 Global Deliveries 9.0M 9.3M Net Revenue $150.3B $152.3B Net Income to Common $7.6B $4.9B Net Cash from Operating Activities - Automotive $7.4B $9.6B EBIT- Adjusted $8.3B $7.9B - GMNA $7.2B 7.0B - GME $(0.7)B $(1.8)B - GMIO $1.9B $2.2B - GMSA $(0.1)B $0.3B - GM Financial $0.6B $0.7B Adjusted Automotive Free Cash Flow ($B)* $3.0B $4.3B Favorable Unfavorable

2012 CY Highlights • Key new vehicles – China – XTS & Encore; South America – Onix; Europe – ADAM & Mokka; North America – Silverado & Sierra truck reveal • GM Europe Breakeven Objective – Strengthened European management team – Cost, revenue, and reinvestment actions – Finalized PSA Peugeot Citroën purchasing and vehicle development plans • Agreed to purchase Ally's Europe, China and South America operations • Clarity on UST Stake • Fortress Balance Sheet – Settled $28 billion of pension obligations – Secured $11 billion revolver 3

CY CY 2011 2012 Net Revenue ($B) 150.3 152.3 Operating Income ($B) 5.7 (30.4) Net Income to Common Stockholders ($B) 7.6 4.9 EPS – Diluted ($/Share) 4.58 2.92 Net Cash from Operating Activities – Automotive ($B) 7.4 9.6 EBIT- Adjusted ($B) 8.3 7.9 EBIT- Adjusted % Revenue 5.5% 5.2% Adjusted Automotive Free Cash Flow ($B)* 3.0 4.3 GAAP Non- GAAP Summary of CY 2012 Results 4 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis * See Adjusted Automotive Free Cash Flow reconciliation in Supplemental Financial Information slide S6

7.2 (0.7) 1.9 (0.1) 0.6 (0.5) 8.3 7.0 (1.8) 2.2 0.3 0.7 (0.5) 7.9 GMNA GME GMIO GMSA GM Financial* Corp. / Elims Total GM CY 2011 CY 2012 EBIT- Adjusted ($B) Note: Results may not foot due to rounding 5 2012 CY EBIT- Adjusted * GM Financial at an Earnings Before Tax basis (EBT)

8.3 7.9 (0.6) (2.0) (0.5) 1.0 1.7 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj 6 $0.4B Decrease CY 2011 CY 2012 ($B) Consolidated EBIT- Adj. – CY 2011 vs. CY 2012 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis

7 Impact of Special Items * Included in Operating Income Q4 Q4 CY CY 2011 2012 2011 2012 Net Income to Common Stockholders ($B) 0.5 0.9 7.6 4.9 EPS – Diluted ($/Share) 0.28 0.54 4.58 2.92 Included in Above ($B): Gain on Sale of Delphi Membership Interest - - 1.6 - HCT Gain* 0.7 - 0.7 - Impairment of Ally Investment (0.6) - (0.6) - Gain on Sale of Ally Preferred - - 0.3 - HKJV Impairment & Related Charges - - (0.1) - Gain/(Loss) on Extinguishment of Debt 0.1 - 0.1 - Deferred Tax Valuation Allowance Released 0.4 34.9 0.4 34.9 Goodwill Impairment Charges* (0.9) (26.2) (1.3) (26.9) GME Long Lived and Intangible Asset Impairment* - (5.2) - (5.2) Pension settlement* - (2.2) - (2.2) Premium to Purchase Common Stock from UST* - (0.4) - (0.4) GM Korea Wage Litigation* - (0.4) - (0.3) Redemption of GM Korea Preferred Shares - (0.2) - (0.2) Impairment of Investment in PSA - (0.2) - (0.2) Loss on GM Strasbourg Sale - (0.1) - (0.1) Various Insurance recoveries - 0.1 - 0.1 Total Impact Net Income to Common Stockholders ($B) (0.2) 0.1 1.2 (0.5) Total Impact EPS – Diluted ($/Share) (0.11) 0.06 0.70 (0.32) Note: Results may not foot due to rounding

Special Items* Deferred Tax Valuation Allowance / Goodwill Impairment • As a result of 3 full years of profitability and the completion of our near and medium term plans forecasting continuing profits, we reversed the majority of the valuation allowance in the U.S. and Canada, recording a $34.9 billion non-cash benefit • This triggered a non-cash goodwill impairment charge of $26.2 billion in Q4 GME Impairment of Long Lived and Intangible Assets • In Q3 we indicated we may impair GME assets if conditions deteriorated • Industry outlook and other factors have deteriorated since Q3 so we are now impairing long-lived assets in Europe, recording a $5.2 billion non-cash charge • No change to our mid-decade objective to breakeven in GME Pension Settlement • Completion of the annuitization agreement with Prudential and lump sum payment to retirees resulted in a charge of $2.2 billion 8 * After tax

Summary of Q4 2012 Results 9 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis Q4 Q4 2011 2012 Net Revenue ($B) 38.0 39.3 Operating Income ($B) 0.5 (34.8) Net Income to Common Stockholders ($B) 0.5 0.9 EPS – Diluted ($/Share) 0.28 0.54 Net Cash from Operating Activities – Automotive ($B) 1.2 0.5 EBIT- Adjusted ($B) 1.1 1.2 EBIT- Adjusted % Revenue 2.9% 3.2% Adjusted Automotive Free Cash Flow ($B) (0.2) 1.1 GAAP Non- GAAP

1.5 (0.6) 0.4 (0.2) 0.2 (0.2) 1.1 1.4 (0.7) 0.5 0.1 0.1 (0.2) 1.2 GMNA GME GMIO GMSA GM Financial* Corp. / Elims Total GM Q4 2011 Q4 2012 EBIT- Adjusted ($B) Note: Results may not foot due to rounding 10 2012 Q4 EBIT- Adjusted * GM Financial at an Earnings Before Tax basis (EBT)

1.1 2.2 2.1 2.3 1.2 0.0 1.0 2.0 3.0 4.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Consolidated EBIT- Adjusted ($B) Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis 11 Revenue ($B) 38.0 37.8 37.6 37.6 39.3 Oper. Inc % Rev 1.2% 2.6% 4.8% 4.3% (88.5)% EBIT- Adj. % Rev 2.9 5.8 5.7 6.2 3.2% Production (000’s) 2,319 2,424 2,393 2,237 2,435 Gl bal Share 11.6% 11.2% 11.6% 11.7% 11.5%

1.1 1.2 (0.1) (0.5) 0.3 0.3 0.1 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj 12 $0.1B Increase Q4 2011 Q4 2012 ($B) Consolidated EBIT- Adj. – Q4 2011 vs. Q4 2012 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis; Results may not foot due to rounding

2,500 3,000 3,500 4,000 4,500 5,000 5,500 6% 8% 10% 12% 14% 16% 18% 20% 22% Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Jan Key GMNA Performance Indicators Share $/Unit U.S. Retail Share U.S. Total Share Avg. GM U.S. Retail Incentive Note: Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data 13 Avg. U.S. Retail Incentive as % of ATP GM % 8.9 10.7 10.4 10.0 10.1 11.0 11.0 11.0 10.7 10.9 10.6 9.3 9.5 9.3 11.0 10.9 GM vs. Ind. (GM % / Ind. %) 1.03 1.12 1.07 1.09 1.06 1.13 1.17 1.08 1.05 1.10 1.08 1.02 1.08 0.95 1.09 1.15

1.5 1.7 2.0 1.9 1.4 0.0 1.0 2.0 3.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 GMNA EBIT- Adjusted ($B) 14 Revenue ($B) 23.1 24.2 22.9 23.3 24.2 EBIT- Adj. % Rev 6.5% 7.0% 8.6% 8.1% 5.8% U.S. Dealer Inv (000’s) 583 713 701 689 717 Production (000’s) 739 862 837 763 775 GMNA Share 17.5% 16.7% 17.4% 16.9% 16.6% Note: Results may not foot due to rounding

GMNA EBIT- Adj. – Q4 2011 vs. Q4 2012 15 1.5 1.4 (0.3) (0.4) 0.1 0.4 0.0 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj ($B) Q4 2011 Q4 2012 $0.1B Decrease Note: Results may not foot due to rounding

(0.6) (0.3) (0.4) (0.5) (0.7)-1.0 0.0 1.0 2.0 3.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 GME EBIT- Adjusted ($B) 16 Revenue ($B) 6.3 5.5 5.9 5.1 5.6 EBIT- Adj. % Rev (9.0)% (4.6)% (6.1)% (9.5)% (12.5)% Production (000’s) 249 292 230 196 209 GME Share 8.6% 8.2% 8.8% 8.6% 8.3%

(0.6) (0.7) GME EBIT- Adj. – Q4 2011 vs. Q4 2012 Q4 2011 Q4 2012 $0.1B Decrease 0.2 (0.1) (0.2) 0.0 17 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B) (0.1) Note: Results may not foot due to rounding

0.3 0.30.3 0.4 0.3 0.4 0.4 (1.0) 0.0 1.0 2.0 3.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 GMIO EBIT- Adjusted ($B) 18 0.4 (1) Excludes equity income and non-controlling interest adjustment. (2) Revenue not consolidated in GM results, pro-rata share of earnings reported as equity income 0.5 Equity Income 0.6 0.7 0.5 Revenue ($B) 7.0 6.1 6.9 6.7 7.9 EBIT-Adj. margin from consolidated operations(1) 1.5% 2.1% 4.3% 4.0% 0.5% Total China JV NI/Rev(2) 8.4% 10.2% 9.3% 9.7% 9.1% Total Production (000’s) 1,104 1,066 1,095 1,056 1,228 GMIO Share 9.5% 9.4% 9.2% 9.5% 9.8%

0.4 0.5 (0.1) (0.4)0.2 0.2 0.2 EBIT-Adj Volume Mix Price Cost Other EBIT-Adj GMIO EBIT- Adj. – Q4 2011 vs. Q4 2012 Q4 2011 Q4 2012 $0.1B Increase 19 ($B)

(0.2) 0.1 0.0 0.1 0.1 (1.0) 0.0 1.0 2.0 3.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 GMSA EBIT- Adjusted ($B) 20 Revenue ($B) 4.2 3.9 4.2 4.3 4.5 EBIT- Adj. % Rev (5.4)% 2.1% (0.5)% 2.5% 2.2% Production (000’s) 227 203 231 222 2 3 GMSA Share 18.4% 18.4% 18.2% 17.9% 17.7%

(0.2) 0.1 GMSA EBIT- Adj. – Q4 2011 vs. Q4 2012 Q4 2011 Q4 2012 $0.3B Increase 0.1 0.0 0.1 0.0 21 0.2 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B) Note: Results may not foot due to rounding

Adjusted Automotive Free Cash Flow 22 Note: Results may not foot due to rounding * Excludes impact of non-cash special items ($B) Q4 2011 Q4 2012 Net Income to Common Stockholders 0.5 0.9 Adjusted for Non-Controlling Interests, Preferred Dividends & undistributed earnings allocated to Series B 0.3 0.1 Deduct Non-Auto (GM Financial) (0.1) (0.2) Automotive Income 0.6 0.8 Non-Cash Special Items 0.2 (0.3) Depreciation and Amortization* 1.4 1.6 Working Capital 0.9 1.5 Pension / OPEB – Cash in Excess of Expense* (1.2) (2.5) Other* (0.8) (0.5) Automotive Net Cash Provided/(Used) Operating Activities 1.2 0.5 Capital Expenditures (2.2) (2.1) Contribution to Canadian Health Care Trust 0.8 - Salaried Pension Settlement Contribution - 2.3 Premium for UST Share Repurchase - 0.4 Adjusted Automotive Free Cash Flow (0.2) 1.1

Key Automotive Balance Sheet Items (1) Excludes uncommitted facilities (2) Excludes U.S. non-qualified plan PBO of ~$0.9 billion (3) September 30, 2012 balance is rolled forward and does not reflect remeasurement, except for the measurement of the U.S. salaried plans in August, 2012 23 Note: Results may not foot due to rounding Dec. 31 Sept. 30 Dec. 31 ($B) 2011 2012 2012 Cash & Current Marketable Securities 31.6 31.9 26.1 Available Credit Facilities(1) 5.3 5.4 11.1 Available Liquidity 37.0 37.3 37.2 Key Obligations: Debt 5.3 5.6 5.2 Series A Preferred Stock 5.5 5.5 5.5 U.S. Pension Underfunded Status(2) (3) 13.3 13.4 13.1 Non-U.S. Pension Underfunded Status(2) (3) 11.2 11.4 13.8 Unfunded OPEB(3) 7.3 7.2 7.8

$B Obligations(1) Assets Funded Status(1) 12/31/2011 107.7 94.3 (13.3) Remeasurement & Asset Returns(2) 10.2 10.3 0.1 Benefit Payments (8.3) (8.3) 0.0 Annuitization and Lump Sums (28.3) (30.6) (2.3) Cash Contribution 0.0 2.3 2.3 12/31/2012 81.2 68.1 (13.1) Net Change (26.4) (26.3) 0.2 U.S. Pension Funded Status 24 Note: Results may not foot due to rounding Subject to determination of final funding requirements (1) Excludes U.S. non-qualified plan PBO of ~$0.9B (2) Also includes Salaried plan freeze, pension service cost and interest cost, impact of changes in discount rates, and actual asset returns through the settlement dates or 12/31/2012 as applicable

GM Financial 25 Note: GM Sales Penetrations based on JD Power PIN Q4 Q4 Q4 Q4 2011 2012 2011 2012 GM Sales Penetrations U.S. Subprime APR (<=620) 6.8% 7.2% 5.0% 5.4% U.S. Lease 11.0% 14.9% 21.3% 22.9% Canada Lease 8.5% 6.3% 19.1% 20.6% GM / GM Financial Linkage GM as % of GM Financial Loan and Lease Originations (GM New / GMF Loan & Lease) GMF as % of GM U.S. Subprime & Lease 27% 20% GM Financial Performance GM Financial Credit Losses (annualized net credit losses as % avg. consumer finance receivables) EBT ($M) 170 146 3.3% 3.3% Industry Avg. (Excl. GM) 44% 43%

2013 CY Considerations 26 • Our effective GAAP tax rate will be approximately 35% for 2013 • Cash taxes in 2013 are expected to be similar to 2012 • GME will have approximately $0.6 billion in lower depreciation and amortization expenses, primarily due to the impairment of long-lived and intangible assets. This expense reduction is additive to our previously provided outlook for 2013 • We do not expect to have mandatory contributions to our U.S. qualified plans for at least 5 years – No voluntary contributions are currently planned for 2013 • We expect capital expenditures in 2013 to be similar to 2012 • The devaluation of the Venezuelan currency is expected to have a $0.2 billion unfavorable special item impact in Q1 2013

Summary • GM North America – Numerous awards at NAIAS – Chevrolet Impala, Buick Encore • GM South America – Chevrolet Onix “Car of the Year” in Brazil • GM Europe – Expanding in growth markets • GM International Operations – Investing in China growth through our JV’s Profitability, Fortress Balance Sheet, Solid Cash Flow 27

General Motors Company Select Supplemental Financial Information

Global Deliveries Note: GM deliveries include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network. S1 (000’s) Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 GMNA 712 704 820 759 735 GME 417 398 455 382 372 Chevrolet in GME 141 122 155 138 135 GMIO 844 928 862 857 968 China 654 745 672 665 754 GMSA 267 250 255 283 260 Brazil 168 137 154 183 169 Global Deliveries 2,240 2,280 2,392 2,281 2,334

Global Market Share Note: GM market share include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network. Market share data excludes the markets of Iran, North Korea, Sudan and Syria S2 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 GMNA 17.5% 16.7% 17.4% 16.9% 16.6% U.S. 18.0% 17.2% 18.2% 17.6% 17.1% GME 8.6% 8.2% 8.8% 8.6% 8.3% Germany 8.4% 7.6% 8.1% 7.4% 6.8% U.K. 12.1% 11.0% 12.0% 11.6% 12.3% GMIO 9.5% 9.4% 9.2% 9.5% 9.8% China 13.2% 15.2% 13.9% 14.9% 14.3% India 3.4% 2.6% 2.5% 2.7% 2.4% GMSA 18.4% 18.4% 18.2% 17.9% 17.7% Brazil 17.6% 16.7% 17.1% 17.1% 16.7% Global Market Share 11.6% 11.2% 11.6% 11.7% 11.5%

Operating Income Walk to EBIT- Adjusted S3 Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis Q4 Q4 CY CY 2011 2012 2011 2012 Operating Income 0.5 (34.8) 5.7 (30.4) Equity Income 0.3 0.4 3.2 1.6 Non-Controlling Interests 0.0 0.2 (0.1) 0.1 Non-Operating Income (0.3) 0.0 0.4 0.5 Special Items 0.6 35.4 (0.9) 36.1 EBIT- Adjusted 1.1 1.2 8.3 7.9 ($B) Note: Results may not foot due to rounding

Reconciliation of EBIT- Adjusted

($B)	Q4 2011	Q4 2012	CY 2011	CY 2012
Net Income to Common Stockholders	**0.5**	**0.9**	**7.6**	**4.9**
Add Back:				
Undistributed earnings allocated to Series B (Basic)	0.0	0.1	0.7	0.5
Dividends on Preferred Stock	0.2	0.2	0.9	0.9
Interest Expense / (Income)	0.0	0.0	0.1	0.1
Income Tax Expense / (Benefit)	(0.3)	(35.6)	(0.1)	(34.8)
Gain/Loss on Extinguishment of Debt	-	0.2	-	0.2
Special Items:				
Gain on Sale of Delphi Membership Interest	-	-	(1.6)	-
HCT Gain	(0.7)	-	(0.7)	-
Impairment of Ally Investment	0.6	-	0.6	-
Gain on Sale of Ally Preferred	-	-	(0.3)	-
HKJV Impairment & Related Charges	-	-	0.1	-
Gain/Loss on Extinguishment of Debt	(0.1)	-	(0.1)	-
Goodwill Impairment Charges	0.9	26.4	1.3	27.1
GME Long Lived and Intangible Asset Impairment	-	5.5	-	5.5
Pension Settlement	-	2.6	-	2.7
GM Korea Wage Litigation	-	0.4	-	0.3
Premium to Purchase Common Stock from UST	-	0.4	-	0.4
Redemption of GM Korea Preferred Shares	-	(0.1)	-	(0.1)
Impairment of Investment in PSA	-	0.2	-	0.2
Loss on GM Strasbourg Sale	-	0.1	-	0.1
Various Insurance Recoveries	-	(0.1)	-	(0.2)
EBIT- Adjusted	**1.1**	**1.2**	**8.3**	**7.9**

Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis; Results may not foot due to rounding

S4

Restructuring (not included in special items) S5 Note: Results may not foot due to rounding ($B) Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 GMNA 0.0 (0.1) 0.0 0.1 0.0 GME (0.2) 0.0 0.0 0.0 (0.1) GMIO 0.0 0.0 0.0 0.0 0.0 GMSA (0.1) 0.0 (0.1) 0.0 0.0 Total (0.2) (0.1) (0.1) 0.0 (0.2)

Adjusted Automotive Free Cash Flow S6 Note: Results may not foot due to rounding (1) Excludes impact of non-cash special items (2) Includes $1.1B related to termination of in-transit agreement in GMNA ($B) CY 2011 CY 2012 Net Income to Common Stockholders 7.6 4.9 Adjusted for Non-Controlling Interests, Preferred Dividends & undistributed earnings allocated to Series B 1.7 1.3 Deduct Non-Auto (GM Financial) (0.4) (0.6) Automotive Income 8.9 5.6 Non-Cash Special Items (1.3) 0.5 Depreciation and Amortization (1) 6.1 5.9 Working Capital (2) (2.2) (0.7) Pension / OPEB – Cash in Excess of Expense (1) (2.3) (3.2) Other (1) (1.7) 1.5 Automotive Net Cash Provided/(Used) Operating Activities 7.4 9.6 Capital Expenditures (6.2) (8.1) Termination of In-transit Agreement in GMNA 1.1 - Contribution to Canadian Health Care Trust 0.8 - Salaried Pension Settlement Contribution - 2.3 Premium for UST Share Repurchase - 0.4 Adjusted Automotive Free Cash Flow 3.0 4.3

GM Financial – Key Metrics S7 *Excludes consumer finance receivables in repossession ($M) Q4 2011 Q4 2012 Earnings Before Tax 170 146 Total Loan and Lease Originations 1,554 1,481 GM as % of GM Financial Loan and Lease Originations 44% 43% Commercial Finance Receivables - 560 Consumer Finance Receivables 9,680 10,993 Consumer Finance Delinquencies (>30 days)* 7.2% 8.2% Annualized Net Credit Losses as % of Avg. Consumer Finance Receivables 3.3% 3.3%

Calculation of EBIT- Adj. as a Percent of Revenue Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis; Certain data has been adjusted to conform to the current presentation S8 Total GM Q4 Q1 Q2 Q3 Q4 2011 2012 2012 2012 2012 % Revenue 38.0 37.8 37.6 37.6 39.3 Operating Income 0.5 1.2% 1.0 2.6% 1.8 4.8% 1.6 4.3% (34.8) (88.5)% EBIT- Adjusted 1.1 2.9% 2.2 5.8% 2.1 5.7% 2.3 6.2% 1.2 3.2% GMIO Consolidated Results Q4 Q1 Q2 Q3 Q4 2011 2012 2012 2012 2012 % Revenue 7.0 6.1 6.9 6.7 7.9 Operating Income (0.3) (3.6)% 0.1 0.9% 0.2 2.8% 0.1 1.7% (0.6) (7.7)% Non-Operating Income 0.1 0.0 0.1 0.1 0.2 Plus Special Items 0.3 0.0 0.0 0.1 0.4 EBIT-Adjusted from consolidated operations 0.1 1.5% 0.1 2.1% 0.3 4.3% 0.3 4.0% 0.0 0.5% % ($B) % % % % ($B) % % %